As filed with the Securities and Exchange Commission on April 22, 1998

                                                  Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                              NUEVO ENERGY COMPANY
                          (Exact name of registrant as
                            specified in its charter)

         DELAWARE                                        76-0304436
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                  1331 LAMAR, SUITE 1650, HOUSTON, TEXAS 77010
   (Address, including zip code of registrant's principal executive offices)

                              NUEVO ENERGY COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                                 ROBERT M. KING
                  1331 LAMAR, SUITE 1650, HOUSTON, TEXAS 77010
                     (Name and address of agent for service)

                                 (713) 652-0706
          (Telephone number, including area code, of agent for service)

                                    Copy to:

                             Butler & Binion, L.L.P.
                           1000 Louisiana, Suite 1600
                              Houston, Texas 77002
                            Attn: George G. Young III
                                 (713) 237-3111

                         CALCULATION OF REGISTRATION FEE

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        TITLE OF             AMOUNT      PROPOSED MAXI-     PROPOSED MAXI-      AMOUNT OF
    SECURITIES TO BE          TO BE       MUM OFFERING      MUM AGGREGATE     REGISTRATION
       REGISTERED          REGISTERED   PRICE PER SHARE     OFFERING PRICE           FEE
--------------------------------------------------------------------------------------------
Common Stock, par value
   $0.01 per share (1)      25,000(2)     $33.84(2)          $846,000            $249.57
--------------------------------------------------------------------------------------------
Interests in the Plan          (3)            (3)                (3)               (3)
--------------------------------------------------------------------------------------------

(1) Including preferred stock purchase rights issued under the Company's Shareholder Rights Plan, dated March 5, 1997.

(2) Estimated solely for purposes of calculating the registration fee. Pursuant to Rule 457(c) and 457(h), the offering price and registration fee is computed on the basis of the average of the high and low prices reported on the New York Stock Exchange on April 27, 1998.

(3) Pursuant to Rule 416(c), this Registration Statement also covers an indeterminate amount of interests in the Plan to be offered or sold pursuant to the Plan, such interests constituting separate securities required to be registered under the Securities Act of 1933, as amended, and not requiring a separate registration fee.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

        Information specified in Part I of Form S-8 (Items 1 and 2) will be sent or given to participants ("Plan Participants") of the Nuevo Energy Company Employee Stock Purchase Plan ("Plan") as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "1933 Act").

                                     PART II

                      INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.      INCORPORATION OF DOCUMENTS BY REFERENCE.

             The following documents filed by Nuevo Energy Company (the "Registrant") (Commission File No. 001-10537) with the Securities and Exchange Commission (the "Commission") pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), are incorporated herein by reference:

        (a) Annual Report on Form 10-K405 for the fiscal year ended December 31, 1997.

        (b) The description of common stock contained in the Registrant's Registration Statement on Form 8-A, filed with the Commission on May 15, 1990, including any future amendment or report filed for the purpose of updating such description.

        All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered under the Plan have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

        Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

ITEM 4.    DESCRIPTION OF SECURITIES.

           Not applicable.

ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.

           Not applicable.

ITEM 6.    INDEMNIFICATION  OF DIRECTORS AND OFFICERS.

        Section 145 of the General Corporation Law of Delaware ("GCLD") empowers the Registrant to indemnify, subject to the standards set forth therein, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another entity. The GCLD further provides that the Registrant has the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee or agent of another entity against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Registrant would have the power to indemnify such person against such liability under Section 145 of the GCLD.

        The Registrant's Certificate of Incorporation and Bylaws allow for indemnification by the Registrant of each director and officer of the Registrant to the fullest extent permitted by applicable law.

        The Registrant has purchased directors and officers liability insurance policy which insures, among other things, (i) the officers and directors of the Registrant from any claim arising out of an alleged wrongful act by such persons while acting as directors and officers of the Registrant and (ii) the Registrant to the extent that the Registrant has indemnified the directors and officers for such loss.

ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.

           Not applicable.

ITEM 8.    EXHIBITS.

 EXHIBIT                                         INCORPORATED HEREIN             FILED
  NUMBER        DESCRIPTION                      BY REFERENCE TO               HEREWITH
  ------        -----------                      ---------------               --------
 4.1        Specimen Stock Certificate      Exhibit 4.1 to the
                                            Registrant's Registration
                                            Statement on Form S-4
                                            (Registration No. 33-33873)

 5.1        Opinion of Counsel                                                       X

23.1        Consent of KPMG Peat Marwick                                             X

23.2        Consent of Counsel                                              Part of Exhibit 5.1

24          Power of Attorney                                               Signature Page to
                                                                            this Registration Statement
99          Form of Nuevo  Energy  Company
            Employee Stock Purchase Plan                                             X

ITEM 9.    UNDERTAKINGS.

       (a) The undersigned Registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the
                   1933 Act;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

        Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference in the Registration Statement.

           (2) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

       (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act (and where applicable, each filing of an employee benefits plan's annual report pursuant to Section 15(d) of the 1934
           Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (h) Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions referred to in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 17, 1998.

                                        NUEVO ENERGY COMPANY
                                        (Registrant)

                                        By:/s/ DOUGLAS L. FOSHEE
                                            Douglas L. Foshee, Chairman of the
                                            Board, President and Chief
                                               Executive Officer
                                           (principal executive officer)

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Douglas L. Foshee and Robert M. King, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and any other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                      TITLE                                              DATE
---------                      -----                                              ----
/s/ DOUGLAS L. FOSHEE          Chairman of the Board, President           April 17, 1998
Douglas L. Foshee              and Chief Executive Officer
                               (principal executive officer)

/s/ ROBERT M. KING             Senior Vice President and Chief            April 17, 1998
Robert M. King                 Financial Officer (principal accounting
                               and financial officer)

/s/ ROBERT L. GERRY, III       Director                                   April 17, 1998
Robert L. Gerry, III


/s/ DAVID ROSS                 Director                                   April 17, 1998
David Ross

/s/ GARY R. PETERSEN           Director                                   April 17, 1998
Gary R. Petersen

/s/ THOMAS D. BARROW           Director                                   April 17, 1998
Thomas D. Barrow

/s/ ISAAC ARNOLD, JR.          Director                                   April 17, 1998
Isaac Arnold, Jr.


/s/ JAMES T. HACKETT           Director                                   April 17, 1998
James T. Hackett

/s/ ROBERT H. ALLEN            Director                                   April 17, 1998
Robert H. Allen

/s/ ROBERT W. SHOWER           Director                                   April 17, 1998
Robert W. Shower

/s/ CHARLES M. ELSON           Director                                   April 17, 1998
Charles M. Elson

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Nuevo Energy Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on April 17, 1998.

                                    NUEVO ENERGY COMPANY EMPLOYEE STOCK
                                    PURCHASE PLAN

                                    By:  Nuevo Energy Company Plan Administrator

                                    By: /s/ DOUGLAS L. FOSHEE
                                        Douglas L. Foshee, Chairman of the Board
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

 EXHIBIT                                         INCORPORATED HEREIN               FILED
  NUMBER       DESCRIPTION                         BY REFERENCE TO               HEREWITH
  ------       -----------                         ---------------               --------
 4.1        Specimen Stock Certificate      Exhibit 4.1 to the
                                            Registrant's Registration
                                            Statement on Form S-4
                                            (Registration No. 33-33873)

 5.1        Opinion of Counsel                                                       x

23.1        Consent of KPMG Peat Marwick                                             x

23.2        Consent of Counsel                                              Part of Exhibit 5.1

24          Power of Attorney                                               Signature Page to
                                                                            this Registration
                                                                            Statement
99          Form of Nuevo Energy Company                                             x
            Employee Stock Purchase Plan